Investments In Unconsolidated Businesses (Schedule Of Summarized Financial Information For Equity Investees, Income Statement) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Investments In Unconsolidated Business [Abstract]
Net revenue	$ 12,668	$ 12,356	$ 12,903
Operating income	4,021	4,156	4,313
Net income	$ 2,451	$ 2,563	$ 2,717